Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated November 6, 2015 to the

Statement of Additional Information

dated April 1, 2015 (as supplemented thereafter)

Disclosure Relating to AllianzGI Global Water Fund (the “Fund”)

At a special meeting held November 4, 2015, the shareholders of the Fund approved a change to the Fund’s concentration policy. In connection therewith, the first sentence and item (1) in the subsection entitled “Fundamental Investment Restrictions” within the “Investment Restrictions” section of the Statement of Additional Information, as it relates to the fundamental investment restrictions of the Fund, are hereby deleted in their entirety and replaced with the following:

The investment restrictions set forth below are fundamental policies of the Global Water Fund, and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, such Fund:

(1) may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that it will concentrate more than 25% of its total assets in the water-related resources sector;

With respect to the Fund’s fundamental investment policy relating to industry concentration, the Fund currently considers the water-related resources sector to include companies that are principally engaged in water-related activities. “Water-related activities” consist of those that relate to the quality or availability of or demand for potable and non-potable water and include the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the Fund may from time to time consider to qualify as “water-related activities” will change as markets, technologies and investment practices develop.

Please retain the Supplement for future reference.